EXHIBIT 10.6


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into as of December 17, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and DONALD J. URBAN (the "Executive").

                                    RECITALS

         WHEREAS, the Executive entered into an Employment Agreement dated as of January 1, 1998 (the "Employment Agreement"), providing the terms and conditions for continued employment of the Executive by the Company, including without limitation the service of the Executive as the Senior Vice President and Director of Sales of the Company and the President of LifeUSA Insurance Company, the Company's subsidiary ("LifeUSA");

         WHEREAS, the Company's subsidiary, LifeUSA Insurance Company, has formed a new subsidiary, LTCAmerica Holding, Inc., a Minnesota corporation ("LTCA"), for the purpose of offering life insurance, annuity products and health insurance; and

         WHEREAS, LifeUSA wishes to make the services of the Executive available to LTCA and its subsidiaries, permit assignment of the Employment Agreement to LTCA, provide for the repurchase by LTCA of the securities of LTCA purchased by the Executive in the event the Executive dies or is disabled, voluntarily terminates his employment or is terminated for Cause and confirm noncompete and nonsolicitation agreements,

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Performance of Duties for LTCA. The parties desire that the Executive provide services to LTCA as the President and Chief Executive Officer of LTCA, with the duties and responsibilities attendant to such position, and that the Executive provide services to subsidiaries of LTCA as agreed upon between the Executive and LTCA. So long as the Executive provides services to LTCA or its subsidiaries, the salary, other compensation and benefits provided in the Agreement shall be reimbursed by LTCA in accordance with the Employee Leasing Agreement between the Company and LTCA, until such time as the Employment Agreement is assigned to LTCA pursuant to paragraph 7 hereof.

         2. Term of Employment. The term of the Employment Agreement is hereby extended to December 31, 2003, automatically extendable as provided in paragraph 2 of the Employment Agreement commencing December 31, 1999.

         3. Modification of Paragraph 4(c) of the Employment Agreement. Paragraph 4(c), clause (i) of the Employment Agreement is hereby amended to read as follows: "...the Executive is not at all times a duly elected executive officer of the Company or a Subsidiary...."

         4. Modification of Paragraph 4(d) of the Employment Agreement. Paragraph 4(d) of the Employment Agreement is hereby modified to add the following two sentences thereto:

         "The Executive may voluntarily terminate his employment without Good Reason prior to the expiration of the term of this Agreement by giving the Company at least sixty (60) days prior written notice or such shorter period of time as the Company's Board of Directors may determine. In the event the Executive voluntarily resigns, the Executive's rights to further Base Salary payments and the Annual Bonus (to the extent not yet earned) shall terminate on the effective date of such resignation, and the Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect."

         5. LTCA Stock Buyback. In connection with the formation of LTCA and the execution of this First Amendment to Employment Agreement, the Executive is purchasing 400,000 shares of common stock of LTCA (the "Shares"). The Executive agrees that he will not transfer the Shares or any right or interest therein without the prior written consent of LTCA. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), in the event the Executive voluntarily terminates his employment, or in the event the Executive is terminated for Cause pursuant to Section 4(b) of the Employment Agreement, the Executive acknowledges that LTCA may, but is not obligated to, repurchase the Shares from the Executive at a price of ten cents ($.10) per share plus interest on the original purchase price of the Shares from the date of purchase at the rate of ten percent 10% per annum (the "purchase price"). In order to exercise its option to repurchase, LTCA must give notice of its intention to the Executive within sixty (60) days of the event giving rise to the repurchase option (or within one hundred twenty (120) days after the death or disability of the Executive) and purchase the Shares within thirty (30) days of giving such notice. The right of LTCA to repurchase the Shares pursuant to this paragraph 5 shall terminate on December 31, 2001.

         6. Confidentiality, Nonsolicitation and Noncompete Covenants. Without limiting paragraph 5 of the Employment Agreement, the Executive acknowledges that the covenants of the Executive in paragraph 5 of the Employment Agreement extend in every respect to include LTCA and its subsidiaries and are enforceable by LTCA and its subsidiaries.

         7. Assignability. In the event that it is determined between LTCA and the Company that the Executive should be a direct employee of LTCA, the Employment Agreement shall be amended to reflect that relationship (including without limitation the assumption by LTCA of the Company's obligations under paragraphs 3 and 4 of the Employment Agreement) Company's obligations under paragraphs 3 and 4 of , provided that the obligations of the Executive to the Company under paragraph 5 of the Employment Agreement and the rights of the parties in the event of a dispute with respect to such obligations shall continue to be binding on the parties for so long as such obligations and rights exist between LTCA and the Executive in accordance with the Employment Agreement.

         8. Notices. Any notice required to be given to LTCA shall be given to its corporate headquarters, attention of the Secretary.

         9. Successors. The Company's rights under the Employment Agreement shall inure to the benefit of, and be enforceable by, the Company and its Subsidiaries (including without limitation LTCA) and the successors and assigns of any of them.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.


                                       LIFE USA HOLDING, INC.


                                       By /s/ Robert W. MacDonald
                                          -----------------------------
                                          Robert W. MacDonald, Chairman
                                          and Chief Executive Officer


                                       /s/ Donald J. Urban
                                       --------------------------------
                                       Donald J. Urban

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into as of December 17, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and BRADLEY E. BARKS (the "Executive").

                                    RECITALS

         WHEREAS, the Executive entered into an Employment Agreement dated as of January 1, 1998 (the "Employment Agreement"), providing the terms and conditions for continued employment of the Executive by the Company, including without limitation the service of the Executive as the Senior Vice President-Finance of the Company;

         WHEREAS, the Company's subsidiary, LifeUSA Insurance Company, has formed a new subsidiary, LTCAmerica Holding, Inc., a Minnesota corporation ("LTCA"), for the purpose of offering life insurance, annuity products and health insurance; and

         WHEREAS, the Company wishes to make the services of the Executive available to LTCA and its subsidiaries, permit assignment of the Employment Agreement to LTCA, provide for the repurchase by LTCA of the securities of LTCA purchased by the Executive in the event the Executive dies or is disabled, voluntarily terminates his employment or is terminated for Cause and confirm noncompete and nonsolicitation agreements,

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Performance of Duties for LTCA. The parties desire that the Executive provide services to LTCA as the Chairman and Chief Financial Officer of LTCA, with the duties and responsibilities attendant to such position, and that the Executive provide services to subsidiaries of LTCA as agreed upon between the Executive and LTCA. So long as the Executive provides services to LTCA or its subsidiaries, the salary, other compensation and benefits provided in the Agreement shall be reimbursed by LTCA in accordance with the Employee Leasing Agreement between the Company and LTCA, until such time as the Employment Agreement is assigned to LTCA pursuant to paragraph 7 hereof.

         2. Term of Employment. The term of the Employment Agreement is hereby extended to December 31, 2003, automatically extendable as provided in paragraph 2 of the Employment Agreement commencing December 31, 1999.

         3. Modification of Paragraph 4(c) of the Employment Agreement. Paragraph 4(c), clause (i) of the Employment Agreement is hereby amended to read as follows: "...the Executive is not at all times a duly elected executive officer of the Company or a Subsidiary...."

         4. Modification of Paragraph 4(d) of the Employment Agreement. Paragraph 4(d) of the Employment Agreement is hereby modified to add the following two sentences thereto:

         "The Executive may voluntarily terminate his employment without Good Reason prior to the expiration of the term of this Agreement by giving the Company at least sixty (60) days prior written notice or such shorter period of time as the Company's Board of Directors may determine. In the event the Executive voluntarily resigns, the Executive's rights to further Base Salary payments and the Annual Bonus (to the extent not yet earned) shall terminate on the effective date of such resignation, and the Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect."

         5. LTCA Stock Buyback. In connection with the formation of LTCA and the execution of this First Amendment to Employment Agreement, the Executive is purchasing 400,000 shares of common stock of LTCA (the "Shares"). The Executive agrees that he will not transfer the Shares or any right or interest therein without the prior written consent of LTCA. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), in the event the Executive voluntarily terminates his employment, or in the event the Executive is terminated for Cause pursuant to Section 4(b) of the Employment Agreement, the Executive acknowledges that LTCA may, but is not obligated to, repurchase the Shares from the Executive at a price of ten cents ($.10) per share plus interest on the original purchase price of the Shares from the date of purchase at the rate of ten percent 10% per annum (the "purchase price"). In order to exercise its option to repurchase, LTCA must give notice of its intention to the Executive within sixty (60) days of the event giving rise to the repurchase option (or within one hundred twenty (120) days after the death of the Executive) and purchase the Shares within thirty (30) days of giving such notice. The right of LTCA to repurchase the Shares pursuant to this paragraph 5 shall terminate on December 31, 2001.

         6. Confidentiality, Nonsolicitation and Noncompete Covenants. Without limiting paragraph 5 of the Employment Agreement, the Executive acknowledges that the covenants of the Executive in paragraph 5 of the Employment Agreement extend in every respect to include LTCA and its subsidiaries and are enforceable by LTCA and its subsidiaries.

         7. Assignability. In the event that it is determined between LTCA and the Company that the Executive should be a direct employee of LTCA, the Employment Agreement shall be amended to reflect that relationship (including without limitation the assumption by LTCA of the Company's obligations under paragraphs 3 and 4 of the Employment Agreement), provided that the obligations of the Executive to the Company under paragraph 5 of the Employment Agreement and the rights of the parties in the event of a dispute with respect to such obligations shall continue to be binding on the parties for so long as such obligations and rights exist between LTCA and the Executive in accordance with the Employment Agreement.

         8. Notices. Any notice required to be given to LTCA shall be given to its corporate headquarters, attention of the Secretary.

         9. Successors. The Company's rights under the Employment Agreement shall inure to the benefit of, and be enforceable by, the Company and its Subsidiaries (including without limitation LTCA) and the successors and assigns of any of them.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                       LIFE USA HOLDING, INC.


                                       By /s/ Robert W. MacDonald
                                          -----------------------------
                                          Robert W. MacDonald, Chairman
                                          and Chief Executive Officer


                                       /s/ Bradley E. Barks
                                       --------------------------------
                                       Bradley E. Barks